Subsequent Events	6 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 11 – SUBSEQUENT EVENTS:

1.	In July 2025, a total of 855,714 2024 Private Warrants were exercised by several investors, resulting in aggregate exercise proceeds of $941. Pursuant to its agreement, the Company paid Dawson James Securities a total of $23, commission in connection with warrant exercise.

2.	On July 1, 2025, the shelf capacity was increased, resulting in the Company increasing the maximum ATM facility capacity to $7,118.

3.

On September 16, 2025, the shelf capacity was increased, resulting in the Company increasing the maximum ATM facility capacity to $14,686, of which total of $4,701 has been sold as of the date of these Financial Statements.

4.	On July 2, 2025, the Company received a binding purchase order in the amount of $22.5 million for its FDA-cleared INSPIRA ART100 system and carts. On August 19, 2025, the Company received another binding purchase order for its INSPIRA ART100 systems, in the amount of $27 million.

5.	On August 6, 2025, the Company’s board of directors approved a grant of 1,200,000 RSUs to officers. The RSUs and options represent the right to receive Ordinary Shares at a future time and vest over a period of three years, with a half-year cliff. The Company’s board of directors approved a future grant of 300,000 RSUs to officers depending on achieving a revenue-based milestone.

6.	On August 6, 2025, the Company’s board of directors approved the issuance of 100,000 Ordinary Shares to a service provider as equity compensation for his investor relations and press release services, in lieu of a cash payment.